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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 4, 1995


                      PAXSON COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                          1-13452                     59-3212788
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(State or other                   (Commission                 IRS Employer
jurisdiction of                   File Number)                Identification No.
incorporation)



           601 Clearwater Park Road, West Palm Beach, FL  33401-6233
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             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:     (407) 659-4122
                                                    ----------------------------

                                     N/A
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        (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.


         WTVX (TV-34)

         On August 4, 1995, a wholly-owned subsidiary of the Registrant funded an $18,000,000 loan to Whitehead Media, Inc., a Florida corporation ("Whitehead"), pursuant to that certain loan agreement between Registrant and Whitehead dated as of September 22, 1994, as amended by that certain Amendment to Loan Agreement between such parties dated October 3, 1994 and that certain Second Amendment to Loan Agreement between Whitehead and a subsidiary of Registrant dated August 4, 1995 (collectively, the "Loan Agreement"). Proceeds of the loan were used by Whitehead on August 4, 1995 to acquire the assets comprising WTVX (TV-34) serving the West Palm Beach, Florida market from Krypton Broadcasting of Ft. Pierce, Inc., a Florida corporation, a debtor-in-possession operating under Chapter 11 of the United States Bankruptcy Code (the "Seller"), pursuant to an Asset Purchase Agreement between Whitehead and the Seller, dated September 23, 1994. The assets acquired by Whitehead included the Federal Communications Commission ("FCC") license for WTVX (TV-34) equipment, furnishings and other property customarily used in the operation of a television station, as well as three parcels of real property upon which the station's studio, microwave relay site and transmitter sites are located (all such assets, collectively, the "Whitehead Assets"). Whitehead intends to make similar use of acquired assets comprising WTVX (TV-34). Under the Loan Agreement and related documents and instruments, Whitehead pledged, to the extent permitted under the rules and regulations of the FCC, all of the Whitehead Assets to Registrant's subsidiary to secure all of the obligations under the Loan Agreement and related documents.

         The loan to Whitehead was funded by the subsidiary of the Registrant from the proceeds of a loan drawn under a credit facility provided under that certain Amended and Restated Credit Agreement dated as of July 1, 1994 by and among certain subsidiaries of the Registrant, the lenders named therein and Banque Paribas, individually and as agent on behalf of the lenders.

         On August 4, 1995, a subsidiary of the Registrant began to provide programming services to Whitehead with respect to WTVX (TV-34) pursuant to a Time Brokerage Agreement between a subsidiary of Registrant and Whitehead dated September 22, 1994, (effective August 4, 1995), as amended by that certain Amendment to Time Brokerage Agreement between such parties dated April 19, 1995.





                                                               Page 2 of 5 Pages
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         The foregoing description is subject to the actual provisions of the above referenced Asset Purchase Agreement, the Loan Agreement (including the two amendments thereto), the Time Brokerage Agreement and amendment thereto (each as filed and listed as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6) and related documents entered into in connection with the loan to Whitehead, and are incorporated herein by reference.




Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired. It is currently impracticable to provide the financial statements required relative to the acquired business described in Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required financial statements as soon as practicable, but no later than October 18, 1995.

         (b) Pro Forma Financial Information. It is currently impracticable to provide the pro forma financial information required relative to the acquired business as described in Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required pro forma financial information as soon as practicable, but no later than October 18, 1995.





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         (c)     Exhibits.

         Exhibit Number                    Description
         --------------                    -----------

             2.1 Loan Agreement, dated as of September 22, 1994, among the Paxson Communications Corp. and Whitehead Media, Inc.*

             2.2 Amendment to Loan Agreement, dated as of October 3, 1994, among Paxson Communications Corp. and Whitehead Media, Inc.*

             2.3 Second Amendment to Loan Agreement, dated as of August 4, 1995, among Paxson Communications Corporation and Whitehead Media, Inc.*

             2.4 Time Brokerage Agreement, dated September 22, 1994, effective as of August 4, 1995, between Whitehead Media, Inc. and Paxson Communications Corporation for Television Station WTVX-TV Fort Pierce, Florida

            2.5 Amendment to Time Brokerage Agreement, dated as of April 19, 1995, between Whitehead Media, Inc. and Paxson Communications Corporation for Television Station WTVX-TV Fort Pierce, Florida


__________________________

         * Previously filed with the Registrant's Quarterly Report on Form 10-Q, dated June 30, 1995, and incorporated herein by reference.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PAXSON COMMUNICATIONS CORPORATION
                                  (Registrant)

                                  By: /s/ Arthur D. Tek
                                      -------------------------------------
                                      Arthur D. Tek, its Vice President,
                                      Treasurer and Chief Financial Officer


                                  Date:  August 18, 1995





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